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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  CYSIVE, INC.
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             (Exact name of registrant as specified in its charter)

             DELAWARE                                                                     54-1698017
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(State incorporation or organization)                                       (I.R.S. Employer Identification No.)


                       11480 SUNSET HILLS ROAD, SUITE 200E
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

           If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

           If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

           Securities Act registration statement file number to which this form relates: 333-85651

        Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                                Name of each exchange on which
     to be so registered                                each class is to be registered
     -------------------                                ------------------------------

                                      NONE
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

        Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.01 PAR VALUE PER SHARE
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                                (Title of class)


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ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
           --------------------------------------------------------

           The Registrant hereby incorporates by reference the section entitled "Description of Capital Stock" of the Prospectus, contained in Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-85651), filed on September 27, 1999.

ITEM 2.    EXHIBITS.
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           The following exhibits are incorporated herein by
           reference:

          1.        Amended Certificate of Incorporation of the
                    Registrant is incorporated herein by reference from
                    Exhibit 3.1 to the Registrant's Registration
                    Statement on Form S-1 (No. 333-85651).

          2. Bylaws of the Registrant is incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-85651).

          3. Form of stock certificate representing the Common Stock of the Registrant is incorporated herein by reference from Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (No. 333-85651).


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                                   SIGNATURES

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       CYSIVE, INC.
                                       (Registrant)

Date:  October 8, 1999                    By:  /s/  Nelson A. Carbonell, Jr.
                                               -----------------------------
                                               Nelson A. Carbonell, Jr.
                                               Chairman, President and
                                               Chief Executive Officer


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